ANNUAL REPORT
                                                               DECEMBER 31, 2002



                    DISCIPLINE



                                              VAN ECK o LEVIN MID CAP VALUE FUND
                                                (A SERIES OF LEVCO SERIES TRUST)
                                               ONE ROCKEFELLER PLAZA, 19TH FLOOR
                                                        NEW YORK, NEW YORK 10020



     ALLOCATION



                                   DIVERSIFY

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                        VAN ECK o LEVIN MID CAP VALUE FUND
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Dear Shareholder:

In our last writing to you in the June 30 Semi-Annual Report, we lamented the steady decline in equities that had marked the two-plus year period since the market's peak in March of 2000. Unfortunately for equity investors, the bad news continued into the third quarter of 2002--which was the market's worst quarter since the fourth quarter of 1987. Although the picture improved after October 9, by the end of 2002 U.S. equities had suffered a disheartening losing streak of three consecutive years for the first time since the years of 1939 to 1941. Many companies were severely penalized by investors in 2002, as were many investment management styles, including our own. As we said at midyear, this period has been very challenging.

We are disappointed to report to you that the VAN ECK o LEVIN MID CAP VALUE FUND, which began operations on May 1, 2002, lost 27.40% by December 31, 2002. During the same period from May 1 to year-end, the overall stock market as measured by the Standard & Poor's (S&P) 500 Index* lost 17.29% of its value. The benchmarks we track your Fund against also lost ground; the Russell 2500 Index+ declined 20.56% and the Russell 2500 Value Index++ fell 18.34% during the period. We hope the following will shed light on the Fund's recent performance, and give you insight into our management strategy.


MARKET & ECONOMIC REVIEW

The year 2002 will mark the investment history books as one that represented deep erosion in the trust and confidence of U.S. investors. It was a painful year marked by extreme pessimism, with investors favoring those investments that provided the most safety, reliability and simplicity. This is understandable given that, since March 2000, the paper value of investors' wealth in U.S. equities has dropped from $17 trillion to $10 trillion. Last year the damage was so widespread that 70% of U.S. publicly traded stocks suffered declines. While U.S. equities showed relative strength in the first quarter in response to the American economy's 6.1% GDP growth, the second and third quarters provided some of the market's darkest days in recent memory. A vicious cycle of value deterioration was fueled by accelerating negative sentiment, as investors responded with disgust to the cavalcade of corporate misdeeds and other surprises that hurt U.S. businesses (including Enron, Xerox, Global Crossing, WorldCom and Adelphia)--the scope of which is without recent historical parallel.

Taken together, the effects of a tarnished Corporate America, another year of lackluster corporate earnings, a falling U.S. dollar, a tepid economy, ongoing terrorist threats, and the potential war with Iraq all exerted extreme pressure on U.S. equities in 2002. The fourth quarter brought some relief, with the S&P 500 Index gaining 8.43% and the Nasdaq Composite Index++ rising 14.11%. But the rally that began in early October was narrow, favoring blue-chip large-capitalization stocks and some of the most beaten down technology companies. By the end of the year, even these gains were not enough to pull the major market indices out of the red, with the S&P 500 Index ending the year off 22.09% and the Nasdaq Composite Index down 31.13%. Many believe that the market's worst days are now over. At the same time, however, there are few promising signs that the U.S. economic recovery is gathering steam. Although many--including Levin & Co.--had predicted a slow, steady recovery for the economy in 2002, it never fully materialized. Nevertheless, it is somewhat reassuring--and a testament to its resilience--that the American economy still managed to grow 2.4% last year, given the tremendous shocks it withstood.

Unfortunately for equity investors, there were few paths to prosperity in 2002. Every major stock market sector, and most equity investment styles, suffered declines. According to Lipper Analytical Services, a third-party mutual fund tracking company, the average U.S. Diversified Stock Fund was down 22.41% in 2002. Investors in Science & Technology Funds (-43.04%) and Telecommunications Funds (-41.31%) suffered the



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                       VAN ECK o LEVIN MID CAP VALUE FUND
--------------------------------------------------------------------------------

heaviest losses. The only categories that enjoyed gains were Gold Oriented Funds (up 62.88%), Real Estate Funds (up 4.09%) and Specialty Diversified Equity Funds (up 10.21%), which includes "short funds". For the third consecutive year, bond funds outperformed stock funds, with last year's best bet being plain-vanilla General U.S. Government Funds, which returned 9.97%. In a typical "flight to quality", investors responded to last year's uncertain market and economic environment by moving record amounts of capital into fixed income investments. This has left considerable capital sitting on the sidelines in bond and money market funds, and hampered the recovery among equities.


FUND REVIEW

In the second half of 2002, we systematically added dividend-paying companies to the Fund's portfolio in order to improve performance and to better position the Fund for the future. We believe our decision to improve the Fund's dividend profile makes sense given President Bush's pending proposal to eliminate the double-taxation of dividends (corporations first paying taxes on their income, followed by investors paying taxes on dividends). Dividend-paying stocks can help provide some insulation in volatile periods. The dividend-payers we added included: AON Corp.; Alcan; Campbell Soup Co.; CIGNA Corp.; Constellation Energy Group; Cooper Industries; El Paso Corp.; IMC Global; Kerr-McGee Corp.; Lance; Loews Corp.; Lyondell Chemical Co.; May Department Stores; and Sears, Roebuck & Co. (together totaling 24.8% of the Fund's total net assets as of December 31). Finally, we increased the overall number of common stock holdings in the Fund's portfolio (from 41 at June 30 to 64 by December 31) in order to improve the Fund's diversification.

A close comparison of the Fund's financials at June 30 and December 31, 2002 (included in this report), reveals that we made quite a few changes to the Fund's holdings in the second half. Of the Fund's top ten holdings at midyear, we sold out of five positions including Tupperware Corp., the manufacturer of home consumer products; Hain Celestial Group, the natural, specialty and snack food company; UICI, the diversified financial services company; BJ's Wholesale Club, the wholesale consumer products chain; and Adolor Corp., the therapeutic-based biopharmaceutical company. While Tupperware, Hain, UICI and BJ's Wholesale disappointed, Adolor Corp. contributed positively to performance in the third quarter. Adolor benefited from announced progress in the Phase 3 clinical trial of ALVIMOPAN, a drug that treats bowel dysfunction.

Other positive contributors to performance during the second half were AON Corp., a leader in reinsurance and insurance brokerage. At year-end, AON was your Fund's top holding (5.5% of the Fund's net assets as of December 31). We purchased the company in the third quarter after its stock price fell following news that the company would restate revenues. The market overreacted to the news and the matter was successfully resolved with the Securities and Exchange Commission; since then, the stock price has recovered. In the fourth quarter, your Fund's new holding in Williams Cos., the energy utility (1.0% of Fund assets), helped performance. We were able to lock in gains by selling the stock just after the Federal Regulatory Energy Commission (FERC) announcement benefiting energy companies. Thermo Electron Corp., your Fund's tenth largest holding at midyear (0.8% of Fund assets at December 31), was a strong contributor to performance in the fourth quarter. The company manufactures measurement instruments that monitor, collect and analyze information for various industries; it has benefited from management's stock repurchase plan and restructuring.

The leading detractors from the Fund's performance in the third quarter were U.S. Steel Corp., BJ's Wholesale Club, BearingPoint (formerly KPMG Consulting), Annuity & Life Re (Holdings) and Reliant Resources (1.4%, 0%, 2.0%, 0.3% and 1.5% of Fund assets as of December 31, respectively). In the fourth quarter, the greatest



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                       VAN ECK o LEVIN MID CAP VALUE FUND
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performance detractors included Phoenix Companies, Brocade Communications and
Level 3 Communications (1.6%, 1.8% and 1.7% of Fund assets, respectively). With the exception of BJ's Wholesale Club, which we sold, we continue to maintain positions in all of these companies based on what we believe are their positive long-term prospects.


THE OUTLOOK

For investment managers, three straight years of stock market misery can't help but prompt some soul searching. At Levin & Co., it has only strengthened our commitment to building wealth for our investors. In October of 2002, we celebrated the 20th anniversary of the firm's founding in 1982. This milestone marks the successful completion of two decades of executing absolute return-oriented investment strategies--through both favorable and unfavorable market environments. Despite the difficulties of 2002, we will not alter our value-oriented investment philosophy. We will continue to attempt to identify securities of strong U.S. companies that are currently undervalued in relation to their intrinsic worth, and that hold promise of rebounding through identifiable catalysts. A fundamental, research-intensive, bottom-up stock selection process will continue to drive our choices. We will also continue to pursue companies that may have complex elements, even though investors had little tolerance for these companies in 2002. These are companies that we believe offer excellent value over the long term. Although we are not pleased with the Fund's performance in 2002, we remain confident that our approach makes sense over the long term.

We anticipate that the coming period will be characterized by certain equity investments doing well, while others will fare less well. We think that both the unbroken bull market of the 1990s and the severe market correction of the past three years are behind us. We now envision an extended period during which the markets will navigate through broad trading ranges--a period in which stock selection will be central to achieving good performance. Many elements are likely to influence the market: the domestic economy, business fundamentals and interest rates. Geopolitical issues that heavily influenced investor sentiment last year--most significantly the persistent threat of terrorism--continue to be important concerns. One positive aspect is the domestic political agenda. President Bush has signaled his intention to pursue supportive fiscal policies in 2003, and expectations are that the Federal Reserve will continue its supportive monetary policy. Also, companies will now face easier year-over-year revenue and earnings comparisons, and early indications are for modest growth. On the whole, we generally expect improved business conditions in the year ahead. Finally, the President's proposal to eliminate double taxation of corporate dividends would be a boost for equities in general and, specifically, should help your Fund.

We thank you for your investment in the Van Eck o Levin Mid Cap Value Fund, and we look forward to continuing to help you meet your investment objectives.


/s/ JOHN (JACK) W. MURPHY         /s/ DANIEL M. THERIAULT

JOHN (JACK) W. MURPHY             DANIEL M. THERIAULT
SENIOR PORTFOLIO MANAGER          SENIOR PORTFOLIO MANAGER
JOHN A. LEVIN & CO., INC.         JOHN A. LEVIN & CO., INC.


January 23, 2003




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                       VAN ECK o LEVIN MID CAP VALUE FUND
--------------------------------------------------------------------------------

All indices listed are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

*The Standard & Poor's (S&P) 500 Index consists of 500 widely held common stocks, covering four broad sectors (industrials, utilities, financial and transportation). It is a market value-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value. Construction of the S&P 500 Index proceeds from industry group to the whole. Since some industries are characterized by companies of relatively small stock capitalization, the Index is not comprised of the 500 largest companies on the New York Stock Exchange. This Index, calculated by Standard & Poor's, is a total return index with dividends reinvested.

+The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity market. The Russell 2500 Index represents approximately 16% of the market capitalization of the Russell 3000 Index.

++The Russell 2500 Value Index measures the performance of those companies in the Russell 2500 Index with lower price-to-book ratios and lower forecasted growth values.

++The Nasdaq Composite Index is a broad-based capitalization-weighted index of all Nasdaq national market and small-cap stocks.

THE PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NOT INDICATIVE OF FUTURE RESULTS. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. These returns do not take variable annuity/life fees and expenses into account.

The Fund is only available to life insurance and annuity companies to fund their variable annuity and variable life insurance products. These contracts offer life and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits which are not reflected in this report or in the Fund's performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.





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                       VAN ECK o LEVIN MID CAP VALUE FUND
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                               SECTOR WEIGHTINGS*
                             AS OF DECEMBER 31, 2002


      {The following table represents a pie chart in the original report.]


                 Financial Services                      17.5%
                 Technology                              14.3%
                 Consumer Discretionary                  11.5%
                 Materials & Processing                   9.6%
                 Healthcare                               7.5%
                 Cash/Equivalents Less Liabilities        7.0%
                 Consumer Staples                         6.3%
                 Auto & Transportation                    6.0%
                 Producer Durables                        6.0%
                 Energy                                   5.7%
                 Utilities                                4.6%
                 Integrated Oil                           3.4%
                 Other                                    0.6%



----------
*Percentage of net assets.

                       VAN ECK o LEVIN MID CAP VALUE FUND
                TOP TEN EQUITY HOLDINGS AS OF DECEMBER 31, 2002*
--------------------------------------------------------------------------------

AON CORP.
(5.5%)
AON is an insurance services holding company.
The company is comprised of insurance brokerage, consulting, warranty and consumer insurance companies. AON provides insurance and consulting services worldwide.

HARRIS CORP.
(3.4%)
Harris is an international company focused on voice, data and video applications communications equipment. It provides products and services for commercial and government communications markets.

CAMPBELL SOUP CO.
(2.8%)
Campbell Soup is a global manufacturer and marketer of branded convenience food products operating in three business segments: Soup and Sauces, Biscuits and Confectionery, and Away From Home.

UNUMPROVIDENT CORP.
(2.8%)
UnumProvident provides group disability, special risk and disability insurance, as well as group life insurance, long-term care insurance, and payroll-deducted voluntary benefits offered to employees at their worksites. The company operates around the world.

PENTAIR, INC.
(2.8%)
Pentair is a diversified manufacturer operating in three segments: Tools, Water and Enclosures. The company manufactures tool products, products for the transport of water, and metal and composite enclosures.

CELESTICA, INC.
(2.4%)
Celestica provides a range of electronics manufacturing services including design, prototyping, assembly, testing, product assurance, supply chain management, distribution and after-sales services.

CSX CORP.
(2.3%)
CSX is a global freight transportation company with principal business units providing rail, container-shipping, intermodal and international terminal services.

LYONDELL CHEMICAL CO.
(2.2%)
Lyondell is engaged in five businesses: intermediate chemicals/derivatives; petrochemicals; polymers; refining; and methanol. Its products include ethylene, propylene and refined petroleum products such as gas, oil and jet fuel.

GENELABS TECHNOLOGIES, INC.
(2.2%)
Genelabs Technologies, a biopharmaceutical company, discovers and develops drugs. The company's principal drug discovery program is based on proprietary enabling technologies for creating gene-specific, small organic, DNA-binding molecules.

ST. JUDE MEDICAL, INC.
(2.1%)
St. Jude Medical designs, manufactures, and markets medical devices primarily for cardiac care. The company's products include heart valve disease management devices, cardiac rhythm management and interventional cardiology devices.



----------
*Portfolio is subject to change.

                       VAN ECK o LEVIN MID CAP VALUE FUND
                             PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

This graph compares a hypothetical $10,000 investment in the Van EckoLevin Mid Cap Value Fund made at its inception with a similar investment in the Russell 2500 Value Index and the Russell 2500 Index.

                       VAN ECK o LEVIN MID CAP VALUE FUND
               vs. Russell 2500 Value Index and Russell 2500 Index

     {The following table represents a line chart in the original report.]

                                 Van Eck o
                                   Levin
                                  Mid Cap   Russell 2500  Rusell 2500
                                Value Fund  Value Index     Index
                                ----------  ------------  -----------
                  May-1-02        10000        10000        10000
                  May-02           9240         9836         9707
                  Jun-02           8750         9489         9160
                  Jul-02           7460         8391         8067
                  Aug-02           7760         8435         8091
                  Sep-01           6720         7745         7450
                  Oct-02           6780         7856         7693
                  Nov-02           7370         8429         8321
                  Dec-02           7230         8166         7944

--------------------------------------------------------------------------------
 Total Return 12/31/02                    Since Inception*
--------------------------------------------------------------------------------
 Van Eck o Levin Mid Cap Value Fund           (27.40%)
--------------------------------------------------------------------------------
 Russell 2500 Value Index                     (18.34%)
--------------------------------------------------------------------------------
 Russell 2500 Index                           (20.56%)
--------------------------------------------------------------------------------

*INCEPTION DATE FOR THE VAN ECK o LEVIN MID CAP VALUE FUND WAS 5/1/02. Index returns are calculated as of nearest month end (4/30/02).

Performance does not fully reflect the impact of the Fund's expenses, as they have been fully or partially reimbursed by the Adviser at certain times since the Fund's inception.

The Russell 2500 Value Index and the Russell 2500 Index are unmanaged indices and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index's performance is not illustrative of the Fund's performance. Indices are not securities in which investments can be made.

The Russell 2500 Value Index measures the performance of those companies in the Russell 2500 Index with lower price/book ratios and lower forecasted growth values.

The Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity market. The Russell 2500 Index represents approximately 16% of the total market capitalization of the Russell 3000 Index.

PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the redemption of Fund shares. These returns do not take variable annuity/life fees and expenses into account.

The Fund is only available as an option under various insurance contracts issued by life insurance and annuity companies. These contracts offer life and tax benefits to the beneficial owners of the Fund. Your insurance or annuity company charges fees and expenses for these benefits which are not reflected in this report or in the Fund's performance, since they are not direct expenses of the Fund. Had these fees been included, returns would have been lower. For insurance products, performance figures do not reflect the cost for insurance and if they did, the performance shown would be significantly lower. A review of your particular life and/or annuity contract will provide you with much greater detail regarding these costs and benefits.

                        VAN ECK o LEVIN MID CAP VALUE FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2002

--------------------------------------------------------------------------------
          NO. OF                                                 VALUE
          SHARES       SECURITIES (A)                           (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS: 91.3%
AUTO & TRANSPORTATION: 6.0%
              315   American Axle &
                      Manufacturing Holdings, Inc.+             $  7,377
              690   ArvinMeritor, Inc.                            11,502
              600   CSX Corp.                                     16,986
            1,110   Delphi Corp.                                   8,936
                                                                --------
                                                                  44,801
                                                                --------
CONSUMER DISCRETIONARY: 11.5%
              260   Action Performance
                      Companies, Inc.                              4,940
            2,200   BearingPoint, Inc.+                           15,180
              100   Black & Decker Corp.                           4,289
               30   Dress Barn, Inc.+                                399
              500   General Motors Corp. (Class H)+                5,350
              790   Limited Brands                                11,005
              470   Mattel, Inc.                                   9,001
              500   May Department Stores Co.                     11,490
              500   Maytag Corp.                                  14,250
              400   Sears, Roebuck & Co.                           9,580
                                                                --------
                                                                  85,484
                                                                --------
CONSUMER STAPLES: 6.3%
              200   Boston Beer Company, Inc.+                     2,860
              900   Campbell Soup Co.                             21,123
              610   Interstate Bakeries Corp.                      9,303
              500   Lance, Inc.                                    5,920
              360   Loews Corp.-- Carolina Group                   7,297
                                                                --------
                                                                  46,503
                                                                --------
ENERGY: 5.7%
            1,445   El Paso Corp.                                 10,057
            3,500   Reliant Resources, Inc.+                      11,200
            2,500   Torch Offshore, Inc.+                         13,625
            2,700   Williams Cos., Inc.                            7,290
                                                                --------
                                                                  42,172
                                                                --------
FINANCIAL SERVICES: 17.5%
            1,100   Annuity & Life Re (Holdings), Inc.             2,552
            2,150   AON Corp.                                     40,614
              180   CIGNA Corp.                                    7,402
              800   CIT Group Inc.                                15,680
              585   Concord EFS, Inc.+                             9,208
              900   Max Re Capital Ltd.                            9,918
            1,600   Phoenix Companies, Inc.                       12,160
              800   Sovereign Bancorp, Inc.                       11,240
            1,200   UnumProvident Corp.                           21,048
                                                                --------
                                                                 129,822
                                                                --------
HEALTHCARE: 7.5%
            1,900   Elan Corp. (Sponsored ADR)+                 $  4,674
            9,600   Genelabs Technologies, Inc.+                  16,310
                   400 Regeneron Pharmaceuticals, Inc.+            7,404
                       400 St. Jude Medical, Inc.+                15,888
                    400 Watson Pharmaceuticals, Inc.+             11,308
                                                                --------
                                                                  55,584
                                                                --------
INTEGRATED OIL: 3.4%
              275   Kerr-McGee Corp.                              12,183
              430   Unocal Corp.                                  13,149
                                                                --------
                                                                  25,332
                                                                --------
MATERIALS & PROCESSING: 9.6%
              400   Alcan, Inc.                                   11,808
              700   Archer-Dainiels Midland Co.                    8,680
              100   Ferro Corp.                                    2,443
            1,200   IMC Global, Inc.                              12,804
            1,300   Lyondell Chemical Co.                         16,432
              450   Monsanto Co.                                   8,663
              800   United States Steel Corp.                     10,496
                                                                --------
                                                                  71,326
                                                                --------
OTHER: 0.6%
              100   Textron, Inc.                                  4,299
                                                                --------
PRODUCER DURABLES: 6.0%
              250   Cooper Industries, Inc.                        9,113
              200   Ingersoll-Rand Co. (Class A)                   8,612
              600   Pentair, Inc.                                 20,730
              300   Thermo Electron Corp.+                         6,036
                                                                --------
                                                                  44,491
                                                                --------
TECHNOLOGY: 12.6%
              535   Adobe Systems, Inc.                           13,327
              550   Avnet, Inc.+                                   5,957
            3,200   Brocade Communications
                      Systems, Inc.+                              13,248
            1,250   Celestica, Inc.+                              17,625
              300   EDO Corp.                                      6,234
              950   Harris Corp.                                  24,985
              200   Intersil Corp. (Class A)+                      2,788
              900   Seagate Technology+                            9,657
                                                                --------
                                                                  93,821
                                                                --------


                        See Notes to Financial Statements

                        VAN ECK o LEVIN MID CAP VALUE FUND
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                DECEMBER 31, 2002

--------------------------------------------------------------------------------
          NO. OF                                                 VALUE
          SHARES       SECURITIES (A)                           (NOTE 1)
--------------------------------------------------------------------------------
UTILITIES: 4.6%
              330   Cablevision Systems Corp.--
                      Rainbow Media Group+                      $  5,524
              295   Constellation Energy Group, Inc.               8,207
              100   DTE Energy Co.                                 4,640
            2,500   Level 3 Communications, Inc.+                 12,250
              100   PPL Corp.                                      3,464
                                                                --------
                                                                  34,085
                                                                --------
TOTAL COMMON STOCKS
(COST: $816,373)                                                 677,720
                                                                --------
PREFERRED STOCK: 1.7%
TECHNOLOGY: 1.7%
              225   Raytheon Co. Conv. Pfd
                      8.25% 5/15/04                               12,285
                                                                --------
TOTAL PREFERRED STOCK
(COST: $11,389)
SHORT-TERM INVESTMENTS: 8.3%
           35,204   SSGA Money Market Fund                        35,204
                      (Cost: $35,204)


--------------------------------------------------------------------------------
PRINCIPAL                           INTEREST    MATURITY         VALUE
AMOUNT                                RATE        DATE          (NOTE 1)
--------------------------------------------------------------------------------

$26,526
Repurchase Agreement
(Note 4) Purchased on
12/31/02; maturity value
$26,528 (with State
Street Bank & Trust Co.,
collateralized by $30,000
Federal Home Loan
Mortgage Corp. 4.50%
due 6/15/03 with a value
of $30,487)
(Cost: $26,526)                      1.05%       1/02/03        $ 26,526
                                                                --------
TOTAL SHORT-TERM INVESTMENTS
(COST: $61,730)                                                   61,730
                                                                --------
TOTAL INVESTMENTS: 101.3%
(COST: $889,492)                                                 751,735
OTHER ASSETS LESS LIABILITIES: (1.3%)                             (9,589)
                                                                --------
NET ASSETS: 100%                                                $742,146
                                                                ========

----------
(a) Unless otherwise indicated, securities owned are shares of common stock.
+   Non-income producing.

Glossary:
ADR-American Depositary Receipt


                        See Notes to Financial Statements

                        VAN ECK o LEVIN MID CAP VALUE FUND
--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

ASSETS:
Investments, at value (cost $889,492) (Note 1) ................     $   751,735
Receivables:
   Due from adviser ...........................................          69,317
   Securities sold ............................................          21,866
   Dividends and interest .....................................             754
                                                                    -----------
     Total assets .............................................         843,672
                                                                    -----------

LIABILITIES:
Payables:
   Securities purchased .......................................          67,846
   Capital shares redeemed ....................................             182
   Accounts payable ...........................................          33,498
                                                                    -----------
     Total liabilities ........................................         101,526
                                                                    -----------
Net assets ....................................................     $   742,146
                                                                    ===========
Shares outstanding ............................................         102,249
                                                                    ===========
Net asset value, redemption and offering price per share ......     $      7.26
                                                                    ===========
Net assets consist of:
   Aggregate paid in capital ..................................     $ 1,029,613
   Accumulated realized loss ..................................        (149,710)
   Unrealized depreciation of investments .....................        (137,757)
                                                                    -----------
                                                                    $   742,146
                                                                    ===========





                        See Notes to Financial Statements

                        VAN ECK o LEVIN MID CAP VALUE FUND
--------------------------------------------------------------------------------

STATEMENT OF OPERATIONS
FOR THE PERIOD MAY 1, 2002 (COMMENCEMENT OF OPERATIONS) THROUGH DECEMBER 31,
2002

INCOME (NOTE 1):
Dividends ........................................................                $   5,560
Interest .........................................................                    1,595
                                                                                  ---------
    Total income .................................................                    7,155

EXPENSES:
Advisory fees (Note 2) ...........................................   $   5,266
Administration (Note 2) ..........................................      36,750
Professional .....................................................      17,640
Custodian ........................................................       3,846
Shareholder reports ..............................................         980
Transfer agency ..................................................         735
Trustees .........................................................         245
Other ............................................................         980
                                                                     ---------
    Total expenses ...............................................      66,442
Expenses assumed by the adviser (Note 2) .........................     (57,228)
                                                                     ---------
Net expenses .....................................................                    9,214
                                                                                  ---------
    Net investment loss ..........................................                   (2,059)
                                                                                  ---------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3):
Realized loss from security transactions .........................                 (152,305)
Net increase from payment by affiliate and net loss on investments
  in violation of restrictions (Note 5) ..........................                       --
Net unrealized depreciation of investments during the period .....                 (117,808)
                                                                                  ---------
Net realized and unrealized loss on investments ..................                 (270,113)
                                                                                  ---------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS .............                $(272,172)
                                                                                  =========






                        See Notes to Financial Statements

                       VAN ECK o LEVIN MID CAP VALUE FUND
--------------------------------------------------------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                         FOR THE PERIOD
                                                                           MAY 1, 2002
                                                                          (COMMENCEMENT
                                                                         OF OPERATIONS)
                                                                             THROUGH
                                                                          DECEMBER 31,
                                                                              2002
                                                                         --------------
INCREASE IN NET ASSETS:
OPERATIONS:
   Net investment loss ................................................   $    (2,059)
   Realized loss from security transactions ...........................      (152,305)
   Net increase from payment by affiliate and net loss on investments
      in violation of restrictions (Note 5) ...........................            --
   Net unrealized depreciation of investments during the period .......      (117,808)
                                                                          -----------
   Decrease in net assets resulting from operations ...................      (272,172)
                                                                          -----------

CAPITAL SHARE TRANSACTIONS*:
   Proceeds from sales of shares ......................................     1,122,355
   Cost of shares reacquired ..........................................      (108,037)
                                                                          -----------
   Net increase in net assets resulting from capital share transactions     1,014,318
                                                                          -----------
   Total increase in net assets .......................................       742,146

NET ASSETS:
Beginning of period ...................................................            --
                                                                          -----------
End of period (including undistributed net investment income of $0) ...   $   742,146
                                                                          ===========

* SHARES OF BENEFICIAL INTEREST ISSUED (UNLIMITED NUMBER OF $0.001
  PAR VALUE SHARES AUTHORIZED)
   Shares sold ........................................................       116,776
   Shares reacquired ..................................................       (14,527)
                                                                          -----------
   Net increase .......................................................       102,249
                                                                          ===========




                        See Notes to Financial Statements

                        VAN ECK o LEVIN MID CAP VALUE FUND
--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD:
                                                              FOR THE PERIOD
                                                                MAY 1, 2002
                                                               (COMMENCEMENT
                                                              OF OPERATIONS)
                                                                  THROUGH
                                                               DECEMBER 31,
                                                                   2002
                                                              --------------
Net Asset Value, Beginning of Period .........................    $10.00
                                                                  ------
Income from Investment Operations:
   Net Investment Loss .......................................     (0.02)
   Net Realized and Unrealized Loss on Investments ...........     (2.72)
                                                                  ------

Total from Investment Operations .............................     (2.74)

Net Asset Value, End of Period ...............................    $ 7.26
                                                                  ======
Total Return (a)(d) ..........................................     (27.4%)
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTARY DATA
Net Assets, End of Period (000's) ............................    $  742
Ratio of Gross Expenses to Average Net Assets ................     12.62%(b)
Ratio of Net Expenses to Average Net Assets ..................      1.75%(b)
Ratio of Net Investment Loss to Average Net Assets ...........     (0.39%)(b)(c)
Portfolio Turnover Rate ......................................       174%

----------
(a) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and a redemption on the last day of the period.
(b) Annualized.
(c) Ratio would have been (11.26%) had the Adviser not waived expenses.
(d) As described in Note 5 to the financial statements, during the period from July 15, 2002 (the initial date on which unaffiliated investors purchased fund shares) through December 31, 2002, the Fund incurred a loss related to certain investments which did not meet the Fund's investment restrictions. The Adviser has agreed to reimburse the Fund for the amount of the loss, which impacted total return by (1.7%).



                        See Notes to Financial Statements

                        VAN ECK o LEVIN MID CAP VALUE FUND
--------------------------------------------------------------------------------

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES--The Van Eck o Levin Mid Cap Value Fund (the "Fund"), is a no-load series of the LEVCO Series Trust (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust was organized as a Delaware business trust on January 2, 1997. The Fund commenced operations on May 1, 2002. The following is a summary of significant accounting policies consistently followed by the Fund, in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States. The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

A. SECURITY VALUATION--Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales prices reported at the close of business on the last business day of the year. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. Short-term obligations purchased with more than sixty days remaining to maturity are valued at market. Short-term obligations purchased with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates value. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. DIVIDENDS AND DISTRIBUTIONS--Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from such amounts reported in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, reclassifications are made to the appropriate equity account in the period the difference arises.

On the Statement of Assets and Liabilities the following reclassifications were made for permanent tax differences:

Aggregate paid in capital                                               $(2,059)
Accumulated net investment loss                                           2,059

As of December 31, 2002, the components of accumulated deficit on a tax basis were as follows:

Accumulated capital and post-October losses                           $(142,513)
Unrealized depreciation                                                (144,954)
                                                                     ----------
Total accumulated deficit                                             $(287,467)
                                                                     ----------

Differences between book and tax basis components of accumulated deficit are primarily due to the deferral of losses on wash sales.

As of December 31, 2002, the Fund had capital loss carryovers of $131,738 expiring in 2010. In addition, the Fund incurred losses of $10,775 from November 1, 2002 to December 31, 2002. As permitted by tax regulations, the Fund intends to elect to defer and treat these losses as arising on the first day of the fiscal year ending December 31, 2003.

D. OTHER--Security transactions are accounted for on the date the securities are purchased or sold. Interest income is accrued as earned.

NOTE 2--AGREEMENTS AND AFFILIATES--John A. Levin & Co., Inc. (the "Adviser") earns fees for investment management and advisory services provided to the Fund. This fee is based on an annual rate of 1% of the Fund's average daily net assets. The Adviser agreed to assume expenses exceeding 1.75% of average daily net assets except interest, taxes, brokerage commissions and extraordinary expenses for the period ended December 31, 2002. For the period ended December 31, 2002, the Adviser assumed expenses in the amount of $57,228. Certain officers and trustees of the Trust are officers of the Advisor. At December 31, 2002, John A. Levin & Co. owned 97.8% of the outstanding shares of the Fund.

Van Eck Associates Corp. (the "Administrator") performs certain accounting and administrative services for the Trust. In accordance with an accounting and administration agreement, the Administrator earns a fee of $12,500 per year per Fund. The Fund also reimburses the Administrator for all accounting charges.

NOTE 3--INVESTMENTS--Purchases and sales of securities other than short-term obligations aggregated $2,114,647 and $1,136,839, respectively, for the period ended December 31, 2002. For federal income tax purposes, the identified cost of investments owned at December 31, 2002 was $896,689. As of December 31, 2002, net unrealized depreciation for federal income tax purposes aggregated $144,954 of which $30,779 related to appreciated securities and $175,733 related to depreciated securities.

NOTE 4--REPURCHASE AGREEMENT--Collateral for a repurchase agreement, the value of which must be at least 102% of the underlying debt obligation, is held by the Fund's custodian. In the remote chance the counterparty should fail to complete the repurchase agreement, realization and retention of the collateral may be subject to legal proceedings and the Fund would become exposed to market fluctuations on the collateral.

NOTE 5--PAYMENT BY AFFILIATE--During the period ending December 31, 2002, the Fund held investments in the common stock of certain companies with market capitalizations below $1 billion or in excess of $10 billion ("non-mid cap companies") in amounts that exceeded the Fund's investment restrictions. During the period from July 15, 2002 (the initial date on which unaffiliated investors purchased fund shares) through December 31, 2002, the Fund incurred a loss related to investments in non-mid cap companies of $17,354 or $0.17 per share based on the shares outstanding as of December 31, 2002. The Adviser has agreed to reimburse the Fund for the amount of the loss, and a receivable from the Adviser for $17,354 has been recorded in the Statement of Assets and Liabilities. From the Fund's inception through July 14, 2002, all of the Fund's shares were held by the Adviser. During the period from May 1, 2002 through July 14, 2002, the Fund's investment in non-mid cap companies resulted in a loss of $43,096.

Report of Independent Auditors


To the Board of Trustees and Shareholders
Van Eck o Levin Mid Cap Value Fund


We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of Van Eck o Levin Mid Cap Value Fund (one of the funds constituting the LEVCO Series Trust) (the Fund) as of December 31, 2002, and the related statements of operations and changes in net assets, and the financial highlights for the period May 1, 2002 (commencement of operations) through December 31, 2002. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Van Eck o Levin Mid Cap Value Fund of the LEVCO Series Trust as of December 31, 2002, and the results of its operations, the changes in its net assets, and the financial highlights for the period May 1, 2002 (commencement of operations) through December 31, 2002 in conformity with accounting principles generally accepted in the United States.



                                                           /s/ Ernst & Young LLP


Kansas City, Missouri
January 31, 2003

                       VAN ECK o LEVIN MID CAP VALUE FUND
--------------------------------------------------------------------------------

BOARD OF TRUSTEES/OFFICERS

NON-INTERESTED PERSONS*
                                                                                         NUMBER OF
                                                                                         PORTFOLIOS IN
                                         TERM OF        PRINCIPAL                        FUND              OTHER
                                         OFFICE AND     OCCUPATION(S)                    COMPLEX           DIRECTORSHIPS
                            POSITION(S)  LENGTH OF      DURING PAST FIVE                 OVERSEEN          HELD BY
NAME, AGE AND ADDRESS       WITH TRUST   TIME SERVED    YEARS                            BY TRUSTEE        TRUSTEE
---------------------       ---------    -----------    --------------                   -----------       ------------
Edward T. Tokar, 55         Trustee      2001 to        Chief Executive                  2                 Morgan Grenfell
101 Columbia Road                        present        Officer, Allied Capital                            Investment Trust
Morristown, NJ 07962-1219                               Management LLC and                                 (14 fund
                                                        Vice President--                                   portfolios)
                                                        Honeywell International, Inc.

Thomas C. Barry, 59         Trustee      1997 to        Founder and Principal of         2                 The France
Zephyr Management, L.P.                  present        Zephyr Management, L.P.,                           Growth Fund, Inc.
320 Park Avenue                                         sponsor of specialized
New York, NY 10022                                      investment partnerships.
                                                        Founder, South Africa Capital
                                                        Growth Fund; Founder,
                                                        ZN Mexico Trust, private
                                                        equity funds.

Charles L. Booth, Jr., 69   Trustee      1997 to        Presently retired.               2                 The Bramwell
215 E. 68th Street #28E                  present                                                           Funds, Inc.
New York, NY 10021                                                                                         (2 fund portfolios)

James B. Rogers, Jr., 60    Trustee      1997 to        Author, traveler and             2                 The Zweig Fund,
352 Riverside Drive                      present        private investor.                                  Inc.; The Zweig
New York, NY 10025                                                                                         Total Return
                                                                                                           Fund, Inc.

Edward J. Rosenthal, 68     Trustee      1997 to        Co-founder and Vice              2                 Astro-
707 Westchester Avenue                   present        Chairman of Cramer                                 Communications
White Plains, NY 10604                                  Rosenthal McGlynn, LLC,
                                                        an investment advisory firm.

Bradford J. Race, 57        Trustee      2002 to        Of Counsel, Dewey Ballantine     2                 The Manufacturers
1301 Avenue of the Americas              present        LLP; former Secretary to the                       Life Insurance
New York, NY 10019                                      Governor and Chief of Staff to                     Company of
                                                        the Governor of the State of                       New York
                                                        New York, George E. Pataki




----------
* not "interested persons" (as defined in the 1940 Act)

                       VAN ECK o LEVIN MID CAP VALUE FUND
--------------------------------------------------------------------------------

BOARD OF TRUSTEES/OFFICERS (CONTINUED)


INTERESTED PERSONS+ AND OFFICERS
                                                                                        NUMBER OF
                                                                                        PORTFOLIOS IN
                                         TERM OF        PRINCIPAL                       FUND              OTHER
                                         OFFICE AND     OCCUPATION(S)                   COMPLEX           DIRECTORSHIPS
                            POSITION(S)  LENGTH OF      DURING PAST FIVE                OVERSEEN          HELD BY
NAME, AGE AND ADDRESS       WITH TRUST   TIME SERVED    YEARS                           BY TRUSTEE        TRUSTEE
---------------------       ---------    -----------    --------------                  -----------       ------------
John A. Levin,+ 64          Trustee, Co- 1997 to        Chairman, Chief Executive       2                 None
One Rockefeller Plaza       Chairman     present        Officer, President and
25th Floor                  and                         Director of the Investment
New York, NY 10020          President                   Adviser, BKF Capital Group,
                                                        Inc. ("BKF") and the
                                                        Distributor.

Gregory T. Rogers,+ 37      Trustee      2000 to        Executive Vice President        2                 None
One Rockefeller Plaza                    present        and Chief Operating Officer
25th Floor                                              of the Investment Adviser.
New York, NY 10020                                      From 1994 to 2000, Mr. Rogers
                                                        was a Managing Director of
                                                        BARRA Strategic Consulting
                                                        Group.

Glenn A. Aigen, 40          Chief        1997 to        Senior Vice President and       2                 None
One Rockefeller Plaza       Financial    present        and Chief Financial Officer
25th Floor                  Officer and                 of the Investment Adviser.
New York, NY 10020          Treasurer

Norris Nissim, 36           Secretary    1997 to        Vice President and General      2                 None
One Rockefeller Plaza                    present        Counsel of the Investment
25th Floor                                              Adviser and Distributor.
New York, NY 10020



----------
+ "interested persons" (as defined in the 1940 Act)

John A. Levin and Gregory T. Rogers are Trustees who are "interested persons" of the Trust (as defined by the 1940 Act) by virtue of their affiliations with the Investment Adviser or the Distributor.

BOARD COMMITTEES. There are two standing committees of the Board of Trustees, which are the Audit Committee and the Nominating Committee. The members of the Audit Committee are Thomas C. Barry, Charles L. Booth, James B. Rogers and Edward J. Rosenthal, each of whom is an Independent Trustee. The Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Trust. During the fiscal year ended December 31, 2002, the Audit Committee held one meeting.

The members of the Nominating Committee are Thomas C. Barry, Charles L. Booth, Jr. and Edward J. Rosenthal, each of whom is an Independent Trustee. The Nominating Committee is responsible for nominating persons to serve in the capacity of Independent Trustee. During the fiscal year ended December 31, 2002, the Nominating Committee held one meeting. The Nominating Committee does not accept shareholder recommendations.

 Investment Adviser:   John A. Levin & Co., Inc.
        Distributor:   LEVCO Securities, Inc.
                       One Rockefeller Plaza, New York, NY10020
      Administrator:   Van Eck Associates Corp.
                       99 Park Avenue, New York, NY 10016


This report must be accompanied or preceded by a prospectus, which includes more complete information, such as charges and expenses and the risks associated with international investing, including currency fluctuation or controls, expropriation, nationalization and confiscatory taxation. Please read the prospectus carefully before investing. Additional information about the Fund's Board of Trustees/Officers is provided in the "Statement of Additional Information" that is available by calling 1-800-826-2333 or by visiting www.vaneck.com.